Offerings - Offering: 1	Aug. 19, 2026 USD ($)
Offering:
Fee Previously Paid	false
Rule 0-11	true
Transaction Valuation	$ 513,774,587.13
Fee Rate	0.01381%
Amount of Registration Fee	$ 70,952.27
Offering Note	Calculated as the aggregate maximum purchase price for shares of beneficial interest, based upon the net asset value per share as of July 31, 2026, of $26.67. This amount is based upon the offer to purchase up to 19,264,139 common shares of beneficial interest, par value $0.01 per share, of Ares Strategic Income Fund. The amount of filing fee is calculated at $138.10 per $1,000,000.00 of the Transaction Valuation in accordance with Rule 0-11 under the Securities Exchange Act of 1934, as amended, as modified by Section 6(b) Filing Fee Rate Advisory for Fiscal Year 2026 dated Aug. 25, 2025.